Exhibit 10.4

                                 PROMISSORY NOTE

$400,000.00                                                     December 1, 2004

                                  Dallas, Texas

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of Associates Funding Group, Inc., ("Payee"), the principal sum of Four Hundred Thousand and No/100 Dollars ($400,000.00), with interest on the principal balance from time to time remaining unpaid after maturity at the rate (the "Applicable Rate") of the lesser of (i) Twenty-four Percent (24%) per annum or
(ii) the highest rate of interest permitted by applicable law.

         Interest shall be payable monthly during the term of this Note, with the first payment due January 1, 2004 and continuing monthly thereafter, with the entire unpaid amount of principal and accrued interest due and payable in its entirety on December 1, 2006. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate stated above, subject to the provisions hereof limiting interest to the maximum permitted by applicable law.

         This Note may be prepaid in whole or in part, at any time or from time to time, without penalty or premium.

         If Borrower defaults in the payments of this Note or in the performance of any obligation in any instrument securing or collateral to this Note, payee may declare the unpaid principal balance and any amounts owed on this Note immediately due. The undersigned and all other parties now or here after liable for the payment hereof, whether as endorser, guarantor, surety or otherwise, severally waive demand, presentation, notice of dishonor, diligence in collection, grace, notice (except as otherwise expressly provided herein), protest, notice of intent to accelerate the maturity as herein provided, and consent to all renewals and extensions which from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

         If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the undersigned agrees to pay reasonable attorney's fees together with all actual expenses of litigation and cost of Court, incurred by the holder hereof.

         This Note shall be secured by a Security Agreement of even date herewith.

         All agreements between the Maker and the holder hereof are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum amount permissible under the applicable law. In the event that the maturity of this Note should be accelerated for any reason the earned interest may never include more than the maximum amount permitted under applicable law and any unearned interest in excess of the maximum amount permitted under applicable law shall be cancelled automatically and, if theretofore paid, shall be refunded to the undersigned or credited to the principal amount owing on this Note. If, from any



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circumstances  whatsoever,  fulfillment  of any  provision  thereof  at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof should ever receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing thereunder and not to the payment of interest or if such excessive interest exceeds the unpaid balance of principal, the excess shall be refunded to the Maker hereof. All sums contracted for, charged or received hereunder for the use, forbearance of detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of this Note until payment in full so that the rate of interest on the account of such indebtedness is uniform through the full term hereof. the terms and provision of this paragraph shall control and supersede every other provision of all agreements between the undersigned and the holder hereof.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Texas and the United State of America to the extent, and only to the extent, that the laws of the United States of America permit a greater rate of interest to be contracted for, received, charged, reserved or taken that would otherwise be permitted under the laws of the State of Texas. Unless changed in accordance with applicable law, the applicable rate ceiling under Texas law shall be the indicated rate ceiling as described in Tex. Rev. Civ. State, Ann. Art. 5069-1.04(a), as amended.

                                     MAKER



                                     /s/ D. Ronald Allen
                                     -------------------
                                     China Voice Holding Corp.
                                     By:  D. Ronald Allen, President



                                     /s/ D. Ronald Allen
                                     -------------------
                                     China Voice Corp.
                                     By:  D. Ronald Allen, President








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                               Security Agreement

This Security Agreement ("Agreement") is made and entered into on this 1st day of December, 2004, by and between Associates Funding Group Inc., a Texas Corporation, ("Secured Party") and CHINA VOICE CORP., a Nevada Corporation, ("Debtor"), as follows:

                               W i t n e s s e t h

         Whereas, in order to secure the payment of the Indebtedness (as hereinafter defined), Secured Party has required that Debtor assign a security interest in the collateral (as hereinafter defined) to Secured party; and

         Whereas, Debtor has deemed it to be in the best interest of Debtor to grant a security interest in the collateral to secure the payment and performance of the indebtedness;

         Now, Therefore, for and in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Secured Party and Debtor agree as follows:

         1. Indebtedness. The Security Interest (defined below) is herein created to secure Debtor's Note of even date herewith, by and between Debtor, as Maker, and Secured Party, as Payee, in the original principal amount of $400,000.00, and any and all additions, renewals and extensions thereof ("Indebtedness").

         2.  Agreement and  Collateral.  Debtor hereby grants to Secured party a
security   interest   ("Security    Interest")   in   the   following   property
("Collateral"), whether now owned or hereafter acquired:

         All Debtor's right, title and interest in and to all of Debtor's inventories, equipment, furnishings, fixtures, accounts and notes receivable, and all other tangible and intangible property now or hereafter existing, together with all rights, powers and privileges thereunto appertaining, and all proceeds thereof.

         3. Debtor's Warranties, Covenants and Further Agreements.

                  a. Title. Except for the interest granted herein, Debtor has, or on acquisition will have, fee simple title to the collateral free from any lien, security interest, encumbrance, or claim and Debtor will, during the term of this Agreement, at Debtors cost, keep the collateral free from other liens, security interests, encumbrances or claims, and defend any action which may affect the Security Interest or Debtor's title to the collateral.

                  b. Financing Statement. Debtor will join in executing all financing statements and other instruments, documents, certificates and agreements deemed necessary by Secured Party to evidence, create, perfect or enforce the Security Interest and will pay all costs thereof.



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                  c.  Assignment.  Notwithstanding  any other provision  hereof,
         Debtor will not process, sell, lease, or otherwise dispose of all or part of the collateral. Secured Party may assign or transfer all or part of his rights in, and obligations, if any, under the Indebtedness, the Collateral and this Agreement.

         4. Rights of Debtor. Prior to the occurrence of a Default (as hereinafter defined), Debtor may exercise any and all rights, voting and otherwise, with respect to the Collateral. However, Debtor may not receive any distributions and other payments made with respect to the collateral free from the Security Interest provided for in this Agreement.

         5. Rights of Secured Party. Effective upon the occurrence of a Default, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to do any act which Debtor is obligated by this Agreement to do, to exercise all rights of Debtor in the collateral, voting and otherwise, to receive all distributions made with respect to the Collateral, and to do all things deemed necessary by Secured party to perfect the Security Interest and preserve, collect, enforce and protect the Collateral, all at Debtor's cost and without any obligation on Secured Party so to act. Secured Party shall not be liable for any act or omission on the part of Secured Party, his agents or employees, except willful misconduct, nor shall Secured Party be responsible for depreciation in value of the collateral for preservation of rights against prior parties. The foregoing rights and powers of Secured Party may be exercised after default and shall be in addition to, and not a limitation upon, any rights and powers of Secured Party given herein or by law, custom, or otherwise.

         6. Events of Default. Debtor shall be in default ("Default") under this Agreement upon the occurrence of a default pursuant to the terms of the Note, and Debtor's failure to cure such default within the time periods set forth in the Note.

         7. Remedies of Secured Party on Default. When a Default occurs, and except as may be otherwise provided in the Note, Secured Party may declare all or a part of the Indebtedness immediately due and payable without demand, notice of default, notice of intent to demand, notice of intent to accelerate maturity, or notice of acceleration of maturity, and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by Article 9 of the Texas Business and Commerce Code ("Code") as well as all other rights and remedies possessed by Secured Party under this Agreement or otherwise at law or in equity. For purposes of the notice requirements of the Code, Secured Party and Debtor agree that notice given at least ten (10) calendar days prior to the related action hereunder is reasonable. Secured Party shall be entitled to immediate possession of the collateral and all books and records evidencing same and shall have authority to enter upon any premises upon which said items may be situated and removed same therefrom. Expenses of retaking, holding, preparing for sale, selling or the like, shall include without limitation, Secured Party's reasonable attorney's fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the collateral toward the indebtedness. To the extent allowed by the Code, Secured Party may use his discretion in applying the proceeds of any disposition of the collateral. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other.



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         8. General.

                  a. Exhaustion of Remedies. Secured Party shall not be required to first foreclose, proceed against, exhaust any other collateral or security for any Indebtedness or obligation of Debtor hereby secured before pursuing any of its rights pursuant to this Agreement. Suite may be brought to recover other collateral at the election of Secured Party, without joinder of Debtor.

                  b. Release of Collateral. Secured Party may surrender, release, exchange or alter any collateral or security for the Indebtedness hereby secured without effecting the Security Interest created by this Agreement, and this Agreement shall continue effective notwithstanding any legal disability of Debtor to incur any indebtedness or obligation incurred to Secured Party.

                  c. Waiver by Secured Party. No waiver by Secured Party of any right hereunder or of any default by Debtor shall be binding upon Secured Party unless in writing. Failure or delay by Secured Party to exercise any right hereunder or waiver of any default shall not operate as a waiver of any other right, or further exercise of such right, or of any further default.

                  d. Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, receivers, trustees and assigns where permitted by this Agreement.

                  e. Notice. Notice shall be given or sent when mailed postage prepaid to Debtor's address given above or to Debtor's most recent address as shown by notice of change on file with Secured Party.

                  f. Modifications. This Agreement shall not be amended in any way except by a written agreement signed by the parties hereto.

                  g. Severability. The unenforceability of any provision of this Agreement shall not affect the enforceability of validity of any other provision hereof.

                  h. Construction. The captions herein are for convenience of reference only and not for definition or interpretation.

                  i. Ambiguity. In event it shall be determined that there is any ambiguity contained herein, said ambiguity shall not be construed against either party hereto as a result of such party's preparation of this Agreement, but shall be interpreted in favor or against either of the parties hereto in light of all the facts, circumstances and the intentions of the parties at the time of their executive of this Agreement.



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                  j.  Governing  Law.  This  Agreement  shall be governed by and construed in accordance with the laws of the State of Texas.

                                          Secured Party:

                                          Associates Funding Group



                                          By:  /s/ D. Ronald Allen
                                             ------------------------------
                                                D. Ronald Allen, President


                                          Debtor:

                                          CHINA VOICE CORP.



                                          By:  /s/ D. Ronald Allen
                                             ------------------------------
                                                D. Ronald Allen, President









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